Rule 497(d)


                                     FT 1158


                Supplement to the Prospectus dated March 8, 2006

        Notwithstanding anything to the contrary in the Prospectus, commencing July 1, 2006, dealers and other selling agents will not be entitled to receive a concession on sales of Units of the Trust(s) on or after July 1, 2006 which is based on total sales of all primary market units of unit investment trusts sponsored by First Trust Portfolios L.P. over the previous consecutive 12-month period.

June 28, 2006